Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax® Dorsey Wright Hybrid 5 Income ETF (FIVY)

YieldMax® Dorsey Wright Featured 5 Income ETF (FEAT)

(the “Funds”)

listed on The Nasdaq Stock Market, LLC

June 3, 2025

Supplement to each Summary Prospectus and Statutory Prospectus,

each dated December 10, 2024

Effective immediately, in addition to the types of ETFs that are already ineligible for inclusion, each Index will also exclude from the pool of eligible Underlying YieldMax® ETFs any such ETFs whose investment or options strategies are designed to seek a target or defined annual income level.

Please retain this Supplement for future reference.